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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                 AUGUST 14, 2002

                Date of Report (Date of earliest event reported)


                             CONCERTO SOFTWARE, INC.

             (Exact name of registrant as specified in its charter)

            DELAWARE                     0-15578                02-0364368
 (State or other jurisdiction of       (Commission           (I.R.S. Employer
         incorporation)                File Number)          Identification No.)



                             6 TECHNOLOGY PARK DRIVE
                          WESTFORD, MASSACHUSETTS 01886
               (Address of principal executive offices) (Zip Code)

       Registrant's telephone number, including area code: (978) 952-0200

                                 Not Applicable

         (Former name or former address, if changed since last report.)

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ITEM 9. Regulation FD Disclosures.

     On August 14, 2002, Concerto Software, Inc. filed its quarterly report on Form 10-Q for the period ended June 30, 2002 (the "Report") with the Securities and Exchange Commission. In connection with the filing of the Report, the Company has provided to the Securities and Exchange Commission the certification below as required by 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002:

     In connection with the quarterly report of Concerto Software, Inc. (the "Company") on Form 10-Q for the period ending June 30, 2002 as filed with the United States Securities and Exchange Commission on the date hereof (the "Report"), I, James D. Foy, President and Chief Executive Officer of the Company, and I, Michael J. Provenzano, III, Chief Financial Officer of the Company, hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of my knowledge:

     1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


                                      /s/ James D. Foy
                                      -----------------------------------------
                                      President and Chief Executive Officer
                                      Concerto Software, Inc.


                                      /s/ Michael J. Provenzano, III
                                      ----------------------------------------
                                      Chief Financial Officer
                                      Concerto Software, Inc.

     This certification is being provided pursuant to Section 1350 of Chapter 63 of Title 18 of the United States Code and is not to be deemed a part of the Report, nor is it to be deemed to be filed pursuant to the Securities Exchange Act of 1934 or to form a part of the Company's public disclosure in the United States or otherwise.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                 Concerto Software, Inc.

August 14, 2002                                  By:  /s/  James D. Foy
                                                      ------------------------
                                                 Name:  James D. Foy
                                                 Title: President and Chief
                                                        Executive Officer


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